                                   EXHIBIT A

                            JOINT FILING UNDERTAKING

     The undersigned, being duly authorized thereunto, hereby execute this agreement as an exhibit to this Schedule 13D to evidence the agreement of the below-named parties, in accordance with the rules promulgated pursuant to the Securities Exchange Act of 1934, to file this Schedule jointly on behalf of each such party.

Dated: November 12, 1997

RICHARD C. BLUM & ASSOCIATES, L.P.

By /s/ MURRAY A. INDICK
    -----------------------------------------------------
    Murray A. Indick
    Managing Director
      and General Counsel

STINSON CAPITAL PARTNERS, L.P.

STINSON CAPITAL PARTNERS II, L.P.

BK CAPITAL PARTNERS IV, L.P.

By Richard C. Blum & Associates, L.P.,
    its General Partner

By /s/ MURRAY A. INDICK
    -----------------------------------------------------
    Murray A. Indick
    Managing Director
      and General Counsel

PRISM PARTNERS I, L.P.

By Weintraub Capital Management,
    its General Partner

By /s/ JERALD M. WEINTRAUB
    -----------------------------------------------------
    Jerald M. Weintraub
    Managing General Partner

WEINTRAUB CAPITAL MANAGEMENT

By /s/ JERALD M. WEINTRAUB
    -----------------------------------------------------
    Jerald M. Weintraub
    Managing General Partner

/s/ JERALD M. WEINTRAUB
-------------------------------------------------
Jerald M. Weintraub

THE COMMON FUND FOR
NON-PROFIT ORGANIZATIONS

By Richard C. Blum & Associates, L.P.,
    its Investment Advisor

By Richard C. Blum & Associates,
    Inc., its General Partner

By /s/ MURRAY A. INDICK
    -----------------------------------------------------
    Name
    Title

RICHARD C. BLUM & ASSOCIATES, INC.

By /s/ MURRAY A. INDICK
    -----------------------------------------------------
    Murray A. Indick
    Managing Director, General Counsel
      and Secretary

By /s/ MURRAY A. INDICK
    -----------------------------------------------------
    Richard C. Blum

By Murray A. Indick,
    Attorney-in-Fact

THE CARPENTERS PENSION TRUST FOR
SOUTHERN CALIFORNIA

UNITED BROTHERHOOD OF CARPENTERS
AND JOINERS OF AMERICA LOCAL
UNIONS AND COUNCILS PENSION FUND
INSURANCE COMPANY SUPPORTED
ORGANIZATIONS PENSION PLAN

By Richard C. Blum & Associates, L.P.,
    its Investment Advisor

By /s/ MURRAY A. INDICK
    -----------------------------------------------------
    Murray A. Indick
    Managing Director
      and General Counsel

                                                        [Continued on next page]

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

RCBA PURCHASER I, L.P.

By Richard C. Blum & Associates, L.P.,
    its General Partner

By /s/ MURRAY A. INDICK
    -----------------------------------------------------
    Managing Director
      and General Counsel

RCBA-KCI CAPITAL PARTNERS, L.P.

By Richard C. Blum & Associates, L.P.,
    its General Partner

By /s/ MURRAY A. INDICK
    -----------------------------------------------------

    FREMONT PARTNERS, L.P.
    FP ADVISORS, L.L.C.
    FREMONT GROUP, L.L.C.
    FREMONT INVESTORS, INC.
    FREMONT PURCHASER II, INC.
    FREMONT ACQUISITION
      COMPANY II, L.L.C.
    FREMONT ACQUISITION
      COMPANY IIA, L.L.C.

By /s/ R.S. KOPF
    -----------------------------------------------------
    R.S. Kopf
    Executive Officer or Executive
    Officer of a Partner of each
    Fremont Reporting Person

By /s/ DENNIS E. NOLL, ATTORNEY-IN-FACT
    -----------------------------------------------------
    James R. Leininger, M.D.

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